SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2002

GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

New York	1-35	14-0689340

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut	06828-0001

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (203) 373-2211

 Item 9. Regulation FD Disclosure

          On July 31, 2002, each of the Principal Executive Officer, Jeffrey R. Immelt, and Principal Financial Officer, Keith S. Sherin, of General Electric Company  submitted to the SEC sworn statements pursuant to Securities and Exchange Commission  Order No. 4-460.

          A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

 Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL ELECTRIC COMPANY
/s/ Philip D. Ameen

By:	Philip D. Ameen Vice President and Comptroller

Date: July 31, 2002

Exhibit Index

Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated July 31, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated July 31, 2002